SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2003
Date of Report (Date of
earliest event reported)

ProCyte Corporation

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-18044 (Commission File No.)	91-1307460 (IRS Employer Identification No.)

8511 154th Avenue, NE, Building A, Redmond, WA (Address of principal executive offices)	98052-3557 (Zip Code)

(425) 869-1239
(Registrant’s telephone number, including area code)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

                99.1         Press Release of ProCyte Corporation, dated April 24, 2003

Item 9.           Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 24, 2003, ProCyte Corporation issued a press release announcing its first quarter earnings for the fiscal quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCyte Corporation

Dated: April 24, 2003	By	/s/ Robert W. Benson
Robert W. Benson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 24, 2003